                  AMENDMENT AND WAIVER (this "Amendment"), dated as of August 26, 1998, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 (as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreements"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                               W I T N E S S E T H:

                  WHEREAS, pursuant to the Amendment and Waiver dated as of April 15, 1998 (the "April Waiver") and the Amendment dated as of May 6, 1998 (the "May Amendment") the Lenders agreed that the Borrower's consolidated financial statements and related officer's and accountant's certificates for the fiscal year ended December 31, 1997 and the fiscal quarter ending March 31, 1998 could be delivered on or prior to August 31, 1998;

                  WHEREAS, the Borrower has requested the Lenders to extend the date on which such financial statements and certificates are required to be delivered from August 31, 1998 to September 30, 1998 upon the terms and conditions set forth herein;

                  WHEREAS, the Borrower has also requested the Lenders to extend to September 30, 1998 the date on which the Borrower's consolidated financial statements and related officer's certificate are required to be delivered pursuant to Section 5.1(b) and (c) of the Credit Agreements for the fiscal quarter ending June 30, 1998;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

                  2. Amendment and Waiver. (a) The Required Lenders under each Credit Agreement hereby amend the May Amendment to waive compliance by the Borrower with the provisions of Section 5.1(a), (b), (c) and (h) of the Credit Agreements with respect to the financial statements, officer's certificates and accountant's certificate required to be delivered in respect of the fiscal year ending December 31, 1997 and fiscal quarter ending March 31, 1998 as long as such financial statements and certificates are delivered on or prior to September 30, 1998. The result of such amendment is to extend the date by which such financial statements and certificates are required to be delivered from August 31, 1998 to September 30, 1998. The Required Lenders agree that the failure to deliver such financial statements and certificates prior to September 30, 1998 shall not constitute a Default or Event of Default.

                                                                              2
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                  (b) The Required Lenders under each Credit Agreement hereby waive compliance by the Borrower with the provisions of Section 5.1(b) and (c) of the Credit Agreements with respect to the financial statements and officer's certificate required to be delivered in respect of the fiscal quarter ending June 30, 1998 as long as such financial statements and certificate are delivered on or prior to September 30, 1998. The Required Lenders agree that the failure to deliver such financial statements and certificate prior to September 30, 1998 shall not constitute a Default or Event of Default.

                  3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreements and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  7. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Section 3 of each Credit Agreement (other than those set forth in Section
3.4 and 3.5) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                      CENDANT CORPORATION


                                      By:    /s/ Michael P. Monaco
                                         ------------------------------------
                                         Name:   Michael P. Monaco
                                         Title:  Vice Chairman and CFO


                                      THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                       By:  /s/ Carol Ulmer
                                           ----------------------------------
                                           Name: /s/ Carol Ulmer
                                           Title: Vice President

                                                                              3
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                                      ABN-AMRO BANK N.V. NEW YORK
                                         BRANCH



                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      BANK OF AMERICA NT&SA



                                      By:  /s/ Steve Aronowitz
                                         ------------------------------------
                                         Name:/s/ Steve Aronowitz
                                         Title: Managing Director

                                      BANK OF MONTREAL


                                      By:  /s/ Bruce Pietka
                                         ------------------------------------
                                         Name:/s/ Bruce Pietka
                                         Title: Director


                                      THE BANK OF NEW YORK



                                      By:  /s/ Georgia Paiv Kita
                                         ------------------------------------
                                         Name:/s/ Georgia Paiv Kita
                                         Title: Vice President

                                                                              4
                                                                            CAR



                                      THE BANK OF NOVA SCOTIA



                                      By:     /s/ Stephen Lockhart
                                         ------------------------------------
                                         Name:/s/ Stephen Lockhart
                                         Title: Vice President

                                      BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY



                                      By:     /s/ W. A. DiNicola
                                         ------------------------------------
                                         Name:/s/ W. A. DiNicola
                                         Title: Vice President

                                      BANQUE PARIBAS



                                      By:     /s/ Duane Helkowski
                                         ------------------------------------
                                         Name:/s/ Duanne Helkowski
                                         Title: Vice President



                                      By:     /s/ Sean Reddington
                                         ------------------------------------
                                         Name:/s/ Sean Reddington
                                         Title: Vice President

                                                                              5
                                                                            CAR



                                      BAYERISCHE LANDESBANK
                                        GIROZENTRALE
                                        CAYMAN ISLANDS BRANCH



                                      By:     /s/ Sean O'Sullivan
                                         ------------------------------------
                                         Name:/s/ Sean O'Sullivan
                                         Title: Vice President

                                      By:     /s/ Peter Oberman
                                         ------------------------------------
                                         Name:/s/ Peter Oberman
                                         Title: Senior Vice President

                                      BAYERISCHE VEREINSBANK AG, NEW
                                        YORK BRANCH



                                      By:     /s/ Marianne Weinzinger
                                         ------------------------------------
                                         Name:/s/ Marianne Weinzinger
                                         Title: Vice President



                                      By:     /s/ Pamela Gillons
                                         ------------------------------------
                                         Name:/s/ Pamela Gillons
                                         Title:  Asst. Treasurer

                                      CANADIAN IMPERIAL
                                      BANK OF COMMERCE



                                      By:     /s/ Gerald Girardi
                                         ------------------------------------
                                         Name:/s/ Gerald Girardi
                                         Title: Executive Director

                                                                              6
                                                                            CAR



                                      CITIBANK, N.A.



                                      By:      /s/ James Garvin
                                         ------------------------------------
                                         Name: /s/ James Garvin
                                         Title: Attorney-in-Fact

                                      COMERICA BANK



                                      By:      /s/ Kimberly Kersten
                                         ------------------------------------
                                         Name: /s/ Kimberly Kersten
                                         Title: Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH



                                      By:      /s/ Rod Hurst
                                         ------------------------------------
                                         Name: /s/ Rod Hurst
                                         Title: Vice President

                                      CREDIT SUISSE FIRST BOSTON



                                      By:       /s/ Chris Horgan
                                         ------------------------------------
                                         Name:  /s/ Chris Horgan
                                         Title: Vice President



                                      By:      /s/ Kristin Lepri
                                         ------------------------------------
                                         Name: /s/ Kristin Lepri
                                         Title:  Associate

                                                                              7
                                                                            CAR



                                      DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK, CAYMAN
                                        ISLAND BRANCH



                                      By:      /s/ Stefanie Gaensslen
                                         ------------------------------------
                                         Name: /s/ Stefanie Gaensslen
                                         Title: Asst. Vice President

                                      FIRST AMERICAN NATIONAL BANK


                                      By:      /s/ Scott Bane
                                         ------------------------------------
                                         Name: /s/ Scott Bane
                                         Title: Senior Vice President

                                                                              8
                                                                            CAR



                                      FIRST HAWAIIAN BANK



                                      By:       /s/ Scott Nahme
                                         ------------------------------------
                                         Name:  /s/ Scott Nahme
                                         Title: Vice President

                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:      /s/ Carlton Williams
                                         ------------------------------------
                                         Name: /s/ Carlton Williams
                                         Title: Director

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By:      /s/ Cory Helfand
                                         ------------------------------------
                                         Name: /s/ Cory Helfand
                                         Title: Vice President

                                      FIRST NATIONAL BANK OF MARYLAND


                                      By:      s/s Marion Knott
                                         ------------------------------------
                                         Name: /s/ Marion Knott
                                         Title: Senior Vice President

                                      FIRST UNION NATIONAL BANK


                                      By:      /s/ Mark Smith
                                         ------------------------------------
                                         Name: /s/ Mark Smith
                                         Title: Senior Vice President

                                      FLEET NATIONAL BANK


                                      By:      /s/ Marlene Haddad
                                         ------------------------------------
                                         Name: /s/ Marlene Haddad
                                         Title: Vice President

                                                                              9
                                                                            CAR



                                      THE FUJI BANK, LIMITED
                                        NEW YORK BRANCH



                                      By:     /s/ Toshiaki Yakura
                                         ------------------------------------
                                         Name:/s/ Toshiaki Yakura
                                         Title: Senior Vice President

                                      THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED
                                        NEW YORK BRANCH



                                      By:      /s/ William Kennedy
                                         ------------------------------------
                                          Name:/s/ William Kennedy
                                          Title: Vice President

                                      MELLON BANK, N.A.



                                      By:     /s/ Donald Cassidy
                                         ------------------------------------
                                         Name:/s/ Donald Cassidy
                                         Title: First Vice President

                                      MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                      By:      /s/ Christopher Kunhardt
                                         ------------------------------------
                                         Name: /s/ Christopher Kunhardt
                                         Title:  Vice President


                                      NATIONSBANK, N.A.



                                      By:      /s/ Eileen Higgins
                                         ------------------------------------
                                         Name: /s/ Eileen Higgins
                                         Title: Vice President

                                                                             10
                                                                            CAR



                                      THE NORTHERN TRUST COMPANY



                                      By:       /s/ Kelly Schneck
                                         ------------------------------------
                                         Name:  /s/ Kelly Schneck
                                         Title: Commercial Banking Officer

                                      PNC BANK, N.A.



                                      By:      /s/ Michael Nardo
                                         ------------------------------------
                                         Name: /s/ Michael Nardo
                                         Title: Vice President

                                      ROYAL BANK OF CANADA



                                      By:      /s/ Sheryl Greenberg
                                         ------------------------------------
                                         Name: /s/ Sheryl Greenberg
                                         Title: Senior Manager

                                      THE SAKURA BANK, LIMITED



                                      By:       /s/ Haruhide Maeda
                                         ------------------------------------
                                         Name:  /s/ Haruhide Maeda
                                         Title: Joint General Manager

                                      THE SANWA BANK, LIMITED



                                      By:      /s/ Dominic Sorresso
                                         ------------------------------------
                                         Name: /s/ Dominic Sorresso
                                         Title: Vice President

                                                                             11
                                                                            CAR



                                      THE SUMITOMO BANK, LIMITED,
                                        NEW YORK BRANCH



                                      By:      /s/ Kazuyoshi Ogawa
                                         ------------------------------------
                                         Name: /s/ Kazuyoshi Ogawa
                                         Title: Joint General Manager

                                      SUMMIT BANK



                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      THE TOKAI BANK LIMITED NEW YORK
                                        BRANCH


                                      By:      /s/ Shinichi Makatani
                                         ------------------------------------
                                         Name: /s/ Shinichi Makatani
                                         Title: Assistant General Manager


                                      UNITED STATES NATIONAL BANK OF
                                        OREGON



                                      By:     /s/ Greg Wilson
                                         ------------------------------------
                                         Name:/s/ Greg Wilson
                                         Title: Commercial Banking Officer

                                                                             12
                                                                            CAR


                                      WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH



                                      By:       /s/ Cynthia Nieson
                                         ------------------------------------
                                         Name:  /s/ Cynthia Nieson
                                         Title: Managing Director


                                      BANKERS TRUST COMPANY



                                      By:       /s/ James Reilly
                                         ------------------------------------
                                          Name: /s/ James Reilly
                                          Title: Vice President